Investor Presentation
February 2009

CHINA REDSTONE GROUP

"通往天国的钥匙"

caring for China, making a difference

Confidentiality

THE OFFERING OF THE UNITS RELATING TO REDSTONE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR HAVE SUCH UNITSS BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES IN RELIANCE ON EXEMPTIONS FROM SUCH REQUIREMENTS. THE UNITS ARE BEING OFFERED ONLY TO INDIVIDUALS AND BUSINESS ENTITIES THAT MEET CERTAIN QUALIFICATIONS. THIS INFORMATION IS BEING PROVIDED ON A CONFIDENTIAL BASIS TO A LIMITED NUMBER OF PROSPECTIVE INVESTORS, EACH OF WHOM THROUGH THE RECEIPT HEREOF AGREES NOT TO COMMUNICATE SUCH INFORMATION TO ANY OTHER PERSON AND TO RETURN SUCH INFORMATION AND ANY OTHER RELATED MATERIAL REGARDING REDSTONE OR THE UNITS TO THE COMPANY OR ANY OF ITS AUTHORIZED AGENTS.

Safe Harbor

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on current expectations, estimates, and projections about the Company's operations, industry, financial condition, performance, and results of operations. Statements containing words such as "guidance," "may," "believe," "anticipate," "expect," "intend," "plan," "project," "projections," and "estimate," or similar expressions constitute forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances -- including any underlying assumptions -- are forward-looking statements. Statements regarding our current expectations about the Company's future operations, financial conditions, performance, services, and the industry in which we operate are forward-looking statements that are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. More information about potential risk factors that could affect the Company's business and its financial results are included in our press releases and in the Company's filings with the Securities and Exchange Commission. Projections are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time.

Offering Details

Issuer	• Artistry Publications, Inc. (the "Company")*
Placement Agent	• Rodman & Renshaw, LLC
Type of Security	• Units composed of 100,000 Shares of Common Stock and one Detachable and transferable Warrant for 50,000 Shares of Common Stock
Price	• $328,000 per Unit (represents $3.28 per share of Common Stock)
Pre-Money Valuation	• $36.1 million, assuming 11.0 million shares at $3.28 per share, 3x last twelve months (LTM) net income
Warrant Exercise Price	• $4.10 per share, for a term of four (4) years
Offering Size	• Minimum of $4.264 million – maximum of $5.248 million
Use of Proceeds	• Development of cemetery project, land acquisition, marketing and advertisement, and general working capital
Registration Rights	• Piggy-back registration rights, as described in the PPM and Registration Rights Agreement
Type of Offering	• Private/Institutional/Accredited
Closing	• Initial closing $4.264 million, simultaneously upon the closing of share exchange agreement between the Company and Gold Industry Limited
Minimum Subscription	• $328,000 (equal to 1 Unit as described above)

*Upon completion of the share exchange transaction, Artistry Publications anticipates to change its name to China Redstone Group, Inc., to better reflect its business direction and operations after the acquisition of Gold Industry and its business is completed. Until the completion of the share exchange transaction, however, Artistry Publications is under no obligation to change its name.

Table of Contents

Business and Financial Highlights

- Established in 2002, Chongqing Foguang Tourism Development (Group) Co., Ltd. ("China Redstone Group" or "Redstone") is the largest death care provider in Chongqing, the largest and most populated municipality of the China's four provincial level municipalities.
- Redstone's main services include:
  - Cemetery products and services
  - Funeral products and services



- Revenues are derived primarily from at-need and pre-need sales of funeral and cemetery products.
- Through the first 9 months of FY 2010 (March 2010), Redstone realized revenue and net income of $26.5MM and $10.0MM, respectively.
- Revenues are projected to increase from $18.3MM in FY2009 to $31.7MM in FY2010 and $48.0MM in FY2013,a CAGR of 27.2%.
- Net income is projected to increase from $5.5MM in FY2009 to $12.1MM in FY2010 and $19.1MM in FY2013, a CAGR of 36.5%.
- The Company is seeking up to $5.248MM in order to further develop cemetery plots for sale.

Management Team

The Redstone management team brings a wealth of cemetery and tourism experience and proven western expertise.

Mr. Yivou Ran, Chairman/Founder/CEO

- Certified Senior Economist with a Masters degree in Economics and Management from Southwestern University of Finance and Economics
- Received numerous government and industry awards, including Outstanding Corporate Executive-Chongqing by the United Front Work Department of the CPC

Mr. Michael Wang, CFO

- Began career as financial analyst with Arthur Anderson; later worked as auditor at Ernst and Young; CFO for SNIF Labs Inc.
- Undergraduate and Masters in Accounting at University of Texas and MBA at Dartmouth College; CFA Level II Candidate, CPA License (Texas), Fluent in Mandarin Chinese

Mr. Jianquan Chen, Deputy Director

- Deputy General Manager and Engineer of Chongqing Shenglin Architectural Engineering Limited Company's Chongqing Shoucheng Municipal Project Limited Company; Deputy President of Jiangnan Commerce Chamber of Industry and Commerce in Changshou District, Chongqing
- Graduate of Chongqing University

Dr. Tim Hudson, Director

- President of the University of Houston - Victoria
- Previously he served as provost and founding dean of the College of International and Continuing Education at the University of Southern Mississippi
- Previously served as an analyst for the U. S. Department of State
- He received his Ph.D. in Geography from Clark University in Worcester, MA

Post-Share Exchange Corporate Structure



Artistry Publications, Inc.
a Delaware corporation
100%
Gold Industry Limited
a Cayman Islands Company
100%
Gold Holy Industry Limited
a Hong Kong company
Outside PRC (Off Shore)
Inside PRC (On Shore)
Chongqing Ran Ji Industry Co., Ltd.
A China-based Wholly Foreign Owned Enterprise (WFOE)
Foguang Tourism Development (Group) Co., Ltd.
China Operating Company
Contractual Arrangements:
- Consulting Services Agreement
- Operating Agreement
- Proxy Agreement
- Option Agreement
- Equity Pledge Agreement

Key Investment Considerations

- **Proven Management Team:** strong team with a successful track record in developing cemeteries
- **Cost Advantage:** low-cost, strategic locations outside Chongqing
- **Location Advantage:** far enough away so the soul can rest but does not require a long drive to get to, Redstone's land resource is rich, geomantic, and highly sought after
- **Close Government Ties:** with Chinese and local governments
- **High Barriers to Entry:** difficult for new firms to get approval for new cemeteries
- **Favorable Business Mix:** higher percentage of revenues from cemetery operations which creates goodwill
- **Desirable Facilities:** operating "premier" facilities which are more desirable
- **Captive Customer Base:** families often return to the same cemetery
- **Strong Growth Potential:** 80% of total cemetery acreage available for future development

China Death Care Industry: Cultural Overview

- Family burial is taken very seriously in the Chinese culture
  - Deceased is believed to have an influence on the living
  - Improper burials can lead to misfortune and disaster for the family of the deceased
- Proper burial is extremely important and the after-life practice is a long and complex process, which includes:
  - Funerals and burials
  - Careful observation of mourning rites for ancestors
  - Ongoing offerings of food and gifts
- Statuary public holiday, Qingming Festival (Tomb Sweeping Day)
  - Dedicated opportunity to provide care and upkeep to the graves belonging to one's family
- Pre-need grave purchase is a common practice
  - Symbolizes hope for a longer life
  - Not unusual for a graveyard plot to be more expensive than a home
- Families customarily bury their dead in the same family plot
  - Inter-generational use of one family plot
  - Means to preserve family heritage



China Death Care Industry: Market Overview

- Chinese death care sector is a highly fragmented market
  - Many Small privately-held enterprises
  - State-owned enterprises

- Industry consolidation is starting to occur
- On Average, the Chinese conduct more than 2.5x the amount of funerals and 3.5x the amount of burials than their US counterparts.


Funeral Home Ownership in China
(Source: China Funeral Association, 2009)
20%
80%
State-Owned
Privately-Held


Average Funeral Home Activity
(burials/funerals per year)
1000
800
600
400
200
0
United States
China
Funerals
Burials


Cemetery Ownership in China
(Source: China Funeral Association, 2009)
50%
50%
State-Owned
Privately-Held

Sources: China Funeral Association; Company

China Death Care Industry: Market Overview

- The Death Care industry has consistently ranked among the top 10 most profitable industries in China.
- In 2008, the Death Care industry was ranked #3 most profitable sector.*

Cemetery Sector

- Selling price per tomb generally a function of supply & demand.
- Demand is high in urban areas where arable land is generally scarce.
- Urban cemeteries can command upwards of $10,000 per plot.
- Suburban cemeteries have more arable land and relatively similar demand.
- Represent a closer and cost-effective alternative to crowded urban cemeteries.
- Suburban plots command average rates between $4,000-$5,000.
- Total market size is approximately $28 billion.

Funeral Home Sector

- Services include family consultation, removal and preparation of remains used of funeral home facilities for visitation and worship as well as transportation services, flowers, and caskets.
- Average funeral service costs $250-$300.
- Approximately 8 million people die annually in China; translates into $2.0-$2.5 billion market.

CHINA REDSTONE

*Xinhuanet News Domestic, Xinhua News Agency, 3/2009; The Global Time, China, issued No.2, Volume 1 April 21, 2009

Sources: China Funeral Association; Company

China Death Care Industry: Market Overview

Chongqing Population

- The mortality rate is 0.65% on average; poised to increase to around 0.7% within three years.
- Municipality of Chongqing has a population of 31.4 million people (2006).
- Approximately 200,000 die annually in Chongqing.
- Approximately 20,000 to 30,000 graves are sold annually on a pre-need basis.
- A total of 50,000 to 70,000 graves needed to meet the demand in this city.
- Redstone has 10% of the cemetery market and plans to sell at least 5,000-7,000 graves annually.

Urbanization Trend in China

- 300 million Chinese currently living in rural areas are expected to move into urban cities over the next 15-20 years.
- Urbanization rate increased from 17% in 1979 to an estimated 45% at year-end 2009 (i.e., 45% of the approx. 1.3 billion Chinese population currently live in urban areas).
- Urbanization rate expected to continue to climb at a rate of 1% annually in the next 15-20 years.
- Urbanization trend expected to create 1 trillion Yuan in annual public infrastructure investment opportunities.

Sources: China Funeral Association; Company

Demographic Trends in China

- The Chinese population is expected to peak in the 2030s and 2040s and begin to slowly drop.
- Population growth is expected to slow to near zero over the next 40 Years.
- The death rate is expected to increase in the near-term, both nationally and in the Chongqing region.
- Aging population expansion as a result of lower growth will likely result in increasing mortality.



Chinese Population Growth
(Source: CIA World Factbook 2009)
Population (in millions)
1,600.00
1,400.00
1,200.00
1,000.00
800.00
600.00
400.00
30.0%
27.5%
25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
1960 1970 1980 1990 2000 2010 2020 2030 2040 2050
Population
Growth Rate



Death Rate of Population by Region, 1997-2006
(Source: China Population and Development Research Center)
Deaths per 1,000
8.5
8
7.5
7
6.5
6
5.5
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
China (National)
Chongqing

China Redstone Group - Products & Services

Cemetery

- Merchandise, lots, lawn crypts, family and community mausoleums.
- Monuments, markers and burial vaults.
- Provide burial site openings and closings and inscriptions.
- Accounted for 96% of revenue for FY2009.

Funeral

- Family consultation, removal and preparation of remains.
- Use of funeral home facilities for visitation, worship and funeral services.
- Transportation services, flowers and caskets.

Additional Services

- Paid grave management covering grave cleaning, safety, and daily maintenance.
- Special sacrifice ceremony services.
- Paid amusement services and facilities.
- Free education and cultivation related to life culture to customers.

Cemetery Operations

Phase	Acreage (Acres)	Capacity (tombs)	Utilization Rate	Average Selling Price per Tomb	Development Dates
Foguang	7.2	8,000	100%	$4,250	2002-2005
Gui Yuan 1	11.5	14,000	93%	$4,750	2005-Present
Gui Yuan 2	11.5	14,000	3%	$5,000	Present
Remaining Cemetery development acreage	70 Mu (11.53 acres)				
Remaining Tourist development acreage	283 Mu (46.58 acres)				

- Primary revenue drivers for cemetery operations are the sales of plots and lawn crypts
  - Average selling price per plot/tomb is approximately $4,750
  - Gross margins are approximately 70-80%
  - Primary COGS relate to land preparation and construction costs ($700-$1,000 per tomb)
- Total available land for cemetery development is 94 acres
  - 11.5 acres under development currently (93% capacity)
  - 100 year land-use option on the remaining 70 acres granted by local government
    - $22,000 annual fee to local government to retain land-use rights
    - 5 continuous 20 year land-use options

Development & Growth Strategy

Near-Term

- Continue to execute current business plan; target revenue growth of 25%.
- Complete second phase of the cemetery development project and complete sales of graveyard plots.
- Increase average selling price per tomb with strategic pricing to $7,500 average (RMB 50,000) per unit.
- Complete a listing on a National exchange in the U.S. to increase investor awareness and provide fresh capital.
- Establish extensive distribution network to accelerate Gui Yuan cemetery development.

Medium-Term

- Commence aggressive marketing and advertising campaign using television and print ads to increase visibility in downtown districts and neighboring regions.
- Initiate development of third phase of the cemetery development project.
- Exercise options from government to acquire additional geomantic land to build tombs for demand.
- Increase marketing team to promote Redstone in downtown districts and neighboring regions.
- Advertise on television during major events and educate current and future customers on product quality.

Long-Term

- Begin review of strategic acquisition, joint venture, and strategic alliance candidates.
- Leverage platform in executing consolidation strategy.
- Reduce operational costs through synergies and economies of scale.
- Begin development of Long Qiau Lake tourism project.

Summary Financial Performance & Projections

(In US Dollars)	FY2008A	FY2009A	9 Months as of 12/31/09A*	LTM as of 12/31/09A*	FY2010E	FY2011P	FY2012P	FY2013P
Revenue	$22,121,639	$18,313,720	$26,467,501	33,594,808	$31,729,910	$36,871,380	$41,784,100	$47,964,740
COGS	12,694,927	9,938,853	12,110,391	15,641,510	13,612,684	16,536,960	23,101,320	24,228,648
Gross Margin	9,426,712	8,374,867	14,357,110	17,953,298	18,117,227	20,334,420	18,682,780	23,736,092
Operating Expenses	1,471,475	1,685,737	1,397,182	2,000,380	2,171,642	2,167,183	2,145,049	1,622,301
Operating Income	7,955,237	6,689,130	12,959,928	15,952,918	15,945,584	18,167,237	16,537,731	22,113,791
Pre-Tax Income	8,071,589	7,186,952	13,312,081	16,152,485	13,127,893	16,693,313	15,761,399	20,092,765
Net Income	$5,724,984	$5,497,259	$10,044,238	$12,031,591	$12,067,059	$15,876,219	$15,288,557	$19,088,127

*Actual, unaudited.

Note: Fiscal year ends in March; FY2010E, 2011P, 2012P, 2013P are based entirely on management's best estimate of financial performance given current contracts, current backlog of opportunities and conversations with new and existing customers about potential new products offerings.

Use of Proceeds

The Company will allocate the proceeds from this offering to cover expenditures for the development of GuiYuan 2 cemetery, land acquisition, marketing and advertisement, general working capital, and financing-related professional expenses. As soon as practical thereafter, the Company intends to uplist to a national exchange and complete a follow-on offering to raise a minimum of $10 million which will be allocated as detailed below.

$2 mm	Acquire 70 Mu (11.53 acres) land, moving the farmers out of the cemetery and complete the granted land
$2 mm	Develop the plots
$1.5 mm	Build temples where relatives and friends can pay their respects to the deceased
$1.5 mm	Develop an area for visitors to relax after visiting graves
$1.0 mm	Cemetery planting
$0.5 mm	Build the site offices
$0.75 mm	Marketing and advertising
$0.75 mm	IR, legal, audit, uplisting, etc.

Appendix - Comparable Company Analysis

The following table provides a summary of the stock price, financial performance, and valuation of publicly-traded cemetery companies.

US Death Care Comparable Company Analysis
(in $ millions, except per share data; share price as of 1/20/10)

Company Name	Stock Price	52-wk High	52-wk Low	Market Cap	Enterprise Value (EV)	Revenue (LTM)	EBITDA (LTM)	Net Income (LTM)	EV/ Revenue (LTM)	EV/ EBITDA (LTM)	P/E (LTM)
Carriage Services Inc. (CSV)	$3.90	$4.59	$1.10	$67.6	$295.4	$176.4	$38.7	$3.4	1.67x	7.6x	20.2x
Invacare Corporation (IVC)	$25.90	$26.95	$14.23	$836.7	$1,132.1	$1,675.0	$133.0	$43.8	0.68x	8.5x	18.9x
Service Corp. International (SCI)	$8.03	$8.49	$2.66	$2,034.7	$3,544.4	$2,038.7	$493.2	$98.3	1.74x	7.2x	20.6x
Stewart Enterprises Inc. (STEI)	$5.08	$5.73	$1.67	$471.3	$776.0	$487.8	$87.7	$35.7	1.59x	8.8x	13.1x
Stonemor Partners LP (STON)	$19.49	$21.00	$9.55	$231.8	$408.8	$183.3	$28.2	$3.7	2.23x	14.5x	63.8x*
Mean				*$912.6*	*$1,576.4*	*$903.3*	*$203.0*	*$45.9*	*1.9x*	*10.2x*	*16.8x*
Median				*$471.3*	*$776.0*	*$487.8*	*$87.7*	*$35.7*	*1.7x*	*8.8x*	*16.8x*
High				*$2,034.7*	*$3,544.4*	*$2,038.7*	*$493.2*	*$98.3*	*2.2x*	*14.5x*	*20.6x*
Low				*$231.8*	*$408.8*	*$183.3*	*$28.2*	*$3.7*	*1.6x*	*7.2x*	*13.1x*

*Excluded from average and summary stats

Appendix – Capitalization Table

Assuming Maximum Offering

	Pre-Exchange, Pre-Offering		Post-Exchange, Pre-Offering		Post-Exchange, Post-Offering		Post-Exchange, Post-Offering Fully Diluted	
Artistry Publications Stockholders	13,075,000	100.00%	2,200,000	20.00%	2,200,000	17.46%	2,200,000	16.32%
Gold Industry Shareholders and their designees			8,800,000	80.00%	8,800,000	69.84%	8,800,000	65.28%
Private Placement Investors					1,600,000	12.70%	1,600,000	11.87%
Basic Shares Outstanding	13,075,000	100.00%	11,000,000	100%	12,600,000	100%	12,600,000	93.47%
Private Placement Investor-- Common Shares underlying Warrants							800,000	5.93%
Agent Warrants							80,000	0.59%
Fully Diluted Shares Outstanding							13,480,000	100%

CHINA REDSTONE GROUP

caring for China, making a difference